D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Corporate Presentation December 2022 ™

D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 2 Disclaimer Forward Looking Statements This presentation contains forward-looking statements. Statements we make in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “future,” “opportunity,” “proposed,” “targets,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements, including statements relating to the attributes and benefits of our technology platform and our product candidates, including their therapeutic potential, our plans to submit INDs for our product candidates and the timing of such submissions, the generation and presentation of data regarding preclinical programs and the related timing, our proposed Phase 1 studies, including study design and endpoints, our ability to enter into new collaborations, our manufacturing process and its potential benefits, and our cash runway, reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. 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Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, the risk that results observed in studies of our product candidates, including preclinical studies and future clinical trials of any of our product candidates, will not be observed in ongoing or future studies involving these product candidates, the risk that we may cease or delay clinical development of any of our product candidates for a variety of reasons (including requirements that may be imposed by regulatory authorities on the initiation or conduct of clinical trials, the amount and type of data to be generated, or otherwise to support regulatory approval, difficulties or delays in subject enrollment and continuation in current and planned clinical trials, difficulties in manufacturing or supplying our product candidates for preclinical and clinical testing, and any adverse events or other negative results that may be observed during preclinical or clinical development), our ability to obtain, maintain and protect our intellectual property, our dependence on third parties for development and manufacture of product candidates, our ability to manage expenses and to obtain additional funding when needed to support our business activities and establish and maintain strategic business alliances and new business initiatives, the impacts of macroeconomic and geopolitical events, including changing conditions from the COVID-19 pandemic, the hostilities in Ukraine, increasing rates of inflation and rising interest rates on business operations and expectation, and the risk that our product candidates may not produce therapeutic benefits or may cause other unanticipated adverse effects, as well as those set forth in the section titled “Risk Factors” in our Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2022, and our subsequent SEC filings. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Trademarks This document contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable owner will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other entities’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entities.

Pioneering Smarter Next Generation Cell and Gene Therapies

DECEMBER 2022 | SENTI BIOSCIENCES

SENTI BIO

Gene Circuits

Multi-Arming
Logic Gating (OR and NOT GATEs)
Regulator Dial
Smart Sensor

to

reprogram cells to sense, compute, and respond to disease

Two INDs Anticipated in 2023

Pipeline of CAR-NK Cell Therapies

Diseases: blood cancers and solid tumors

Gene Circuit advantages: multi-arming, selectivity and control

Manufacturing: off-the-shelf, scalable with outpatient potential

Spark, BlueRock

Platform Collaborations

Precise gene therapy for eye, CNS and liver applications

Targeted and controllable iPSC cell therapies for regenerative medicine

Founded 2016 | Public June 2022 | Anticipated Cash Runway into 2024 | Headquartered South San Francisco, CA

CNS: Central Nervous System

3

Industry-Leading Management With Top-Tier Board and Scientific Advisors

DECEMBER 2022 | SENTI BIOSCIENCES

Executive Team

Tim Lu, MD, PhD
CEO & Co-Founder



MIT HARVARD MEDICAL SCHOOL

Philip Lee, PhD
CTO & Co-Founder



Berkeley MERCK

Deb Knobelman, PhD
CFO



Penn Pfizer

Kanya Rajangam, MD, PhD
Chief Medical and Development Officer (CMDO)



Northwestern University ATARA BIO nkarta THERAPEUTICS

Scientific Advisors

James Collins, PhD	Scientific Co-Founder, MIT
Michael Andreeff, MD, PhD	MD Anderson Cancer Center
Lawrence Fong, PhD	UCSF
Martin Fussenegger, PhD	ETH Zurich
Michael Kalos, PhD	Arsenal, Janssen, Lilly
Ahmad (Mo) Khalil, PhD	Boston University
Robin Taylor, PhD, MBA	SeaGen, Genentech
Michael Varney, PhD	Erasca, Genentech
Wilson Wong, PhD	Scientific Co-Founder, Boston University

Board of Directors

Susan Berland	Senior Financial Executive
Brenda Cooperstone, MD	Pfizer Rare Disease
Ed Mathers	NEA
James Collins, PhD	Scientific Co-Founder, MIT
Omid Farokhzad, MD	Seer Inc.
David R. Epstein	Former CEO of Novartis Pharma
Tim Lu MD, PhD	CEO & Co-Founder

4

D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S CAR-NK Cell Therapy Pipeline 5

DECEMBER 2022 | SENTI BIOSCIENCES

Gene Circuits Designed to Solve for Key Cell Therapy Challenges

Cancer Cell Therapy Challenges	Senti's Gene Circuit Solutions	
Lack of NK cell expansion and persistence	Multi-Arming	Autocrine and paracrine activation with proprietary **Calibrated Release** IL-15 (crIL-15) and other complementary cytokines (e.g., IL-21)
Antigen escape and tumor heterogeneity	Logic Gating	Bivalent activating CAR with **OR Logic Gate**
Dirty targets (on-target, off-tumor toxicity)	Logic Gating	Inhibitory CAR protects healthy cells with **NOT Logic Gate**
Immunosuppressive tumor microenvironment	Regulator Dial	Pulsed Calibrated Release IL-12 with small molecule-controlled **Regulator Dial**

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NK Cells Compare Favorably to T Cell Based Therapies

DECEMBER 2022 | SENTI BIOSCIENCES

Capabilities	Current Auto T Cells	Senti's CAR-NK Cells
Off-the-shelf potential with broad patient accessibility	✘	✓
Designed with Logic Gates to achieve enhanced selectivity and safety	✘	✓
Engineered with enhanced persistence	N/A	✓
Engineered to stimulate the patient immune system	✘	✓

Extensive clinical experience with allogeneic donor-derived unengineered NK cells[1]

- Nearly 600 patients treated across 30+ single center academic trials
- Well-tolerated
  - No (or minimal) CRS, neurotoxicity, GvHD
- Anti-tumor activity observed in AML
  - 19% CR in 105 R/R AML patients aggregated from multiple trials

Key limitations of unengineered NK cells

Limited activity beyond AML, persistence, durability, donor variability and select single clinical center usage

Senti's Gene Circuit technology, donor selection and scalable manufacturing address these limitations

[1] Velluchamy 2017, Bachier 2021

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D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 0 1 2 3 4 5 0 1 2 3 4 5 6 7 8 9 Tu m o r C el l A b u n d an ce Days Vehicle Unengineered NK Cells crIL-15 CAR-NK Cells sIL-15 CAR-NK Cells 8 Calibrated Release IL-15 (crIL-15) Increases Persistence and Activation of Both CAR-NK and Immune Cells in Tumor Milieu sIL-15: secreted wild-type IL-15 0 2,000 4,000 6,000 sIL-15 CAR-NK crIL-15 CAR-NK Pa ra cr in e A ct iv it y (p ST AT 5 M FI ) Phospho STAT5 levels increased in T cells exposed to supernatant from either crIL-15 or sIL-15 CAR-NK cell culture crIL-15: IL-15 released by local proteases → autocrine and paracrine effects crIL-15 has paracrine activity and activates resting immune cells crIL-15 increases persistence of CAR- NK cells 0 0.2 0.4 0.6 0.8 1 0 5 10 15 20 25 V ia b le C el ls ( e6 ) Days in Culture crIL-15 increases CAR-NK serial killing compared to secreted IL-15 Cancer cells added Cancer cells added Cancer cells added crIL-15 CAR-NK Cells Unengineered NK Cells

Senti's Next Generation CAR-NK Cell Therapy Pipeline Tackles Hard to Treat Cancers

DECEMBER 2022 | SENTI BIOSCIENCES

Program	Target	Indications	Discovery	IND enabling	Phase 1	Gene Circuits
SENTI-202	CD33 and/or FLT3	AML, MDS and other blood cancers	2H 2023 IND			✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation ✓ OR GATE: bivalent activation ✓ NOT GATE selectivity: healthy cell protection
SENTI-301A	GPC3	HCC and other solid tumors	2023 IND			✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation
SENTI-401	CEA	CRC and other solid tumors	2024 IND			✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation ✓ NOT GATE selectivity: healthy cell protection ✓ IL-21: sustained anti-tumor function
Additional Programs	Undisclosed	Other tumors				Program candidates integrate Multi-Arming, Logic Gating and/or Regulator Dial Gene Circuits

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D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Manufacturing 10

Scalable Manufacturing to Support Off-The-Shelf CAR-NK Products

DECEMBER 2022 | SENTI BIOSCIENCES


Scalable ~21 Day Process
Off-The-Shelf
1
Isolate from selected donors
2
Engineer
3
Expand
4
Cryopreserve
5
Thaw and infuse
NK Cells
Selected Donor
Gene Circuit Engineered CAR-NK cells
Gene Circuits
Final product harvested and cryopreserved
Patient
NK cells isolated from peripheral blood of selected donors
NK cells efficiently engineered with Gene Circuits
>100 doses per batch
High post-thaw potency
Easy to thaw vials
Outpatient use potential

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D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 12 Senti Selects NK Cell Donors to Support Robust Cell Expansion Senti screens and selects GMP donors using NK cell expansion and other functional attributes to minimize variability 1.E+08 1.E+09 1.E+10 1.E+11 1.E+12 1.E+13 1.E+14 1.E+15 0 10 20 30 40 To ta l N K C el ls f ro m S el ec te d S in gl e D o n o r Culture Time (Days) Senti process can potentially generate over 100 trillion NK cells from a single donor collection Preferred Donors 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 A B C D E F G H I J K L Fo ld E xp an si o n ( 2 1 D ay s) Donors

D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 13 Senti’s Cryopreservation Process Retains High Potency of CAR-NK Products Supporting Multi-Country and Multi-Site Clinical Evaluation 0 10 20 30 40 50 60 70 80 90 100 Pre-Freeze Post-Thaw % V ia b le C el ls CAR-NK cell viability retained post-thaw in vitro Vehicle Cryopreserved CAR-NK Cells In vivo activity with cryopreserved CAR NK cells in MOLM13 AML NSG mouse model (10 days after single dose)

D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Pipeline Products 14

SENTI-202 for CD33 and/or FLT3 Expressing Blood Cancers

DECEMBER 2022 | SENTI BIOSCIENCES


Bivalent CD33 and/or FLT3 activating CAR
Blast cell
LSC
CD33
Cancer cell killing
FLT3
Endomucin inhibitory CAR to protect healthy cells
Healthy cell protection
FLT3
EMCN
CD33
Persistence, activation of CAR-NK and immune cells
Calibrated release IL-15

Multi-Armed, off-the-shelf, selective CAR-NK

- ***OR GATE:*** *bivalent* CD33 and/or FLT3 activation → potential for deep and durable responses in acute myeloid leukemia (AML) and other blood cancers.
- ***NOT GATE:*** inhibition by endomucin (EMCN) protective antigen selectively expressed on healthy hematopoietic stem cells (HSCs) → potential for improved safety and increased therapeutic window
- ***crIL-15*** → potential for increased persistence, autocrine and paracrine immune cell activation

On track for IND in 2H 2023

LSCs: Leukemic Stem Cells

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D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 16 SENTI-202 Has Shown Robust Preclinical Activity Across Multiple AML / MDS Models Broad in vitro killing of primary AML and MDS tumor cells In vivo suppression of tumor and increased mouse survival in MV4-11 AML NSG mouse model AML #1 0 10 20 30 40 50 60 70 80 90 100 Blasts LSCs Blasts LSCs Blasts LSCs Blasts % A M L/ M D S C el l K ill in g Unengineered NK Cells SENTI-202 CAR-NK Cells AML #2 AML #3 MDS 0 20 40 60 80 100 0 20 40 60 80 100 P ro b ab ili ty o f Su rv iv al Days Post Tumor Implantation Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Group Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Median Survival (Days) 49 55 81.5 Vehicle Unengineered NK Cells SENTI-202 CAR-NK Cells Day: 7 28 34

D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 17 SENTI-202 Preclinical Selectivity via Inhibitory CAR Binding Endomucin to Protect Healthy Primary Human HSCs In vitro protection of healthy primary human HSC fraction expressing EMCN In vivo protection of EMCN+ model healthy cells Endomucin was identified and validated by bioinformatics, flow cytometry, and functional assays, and is expressed on up to 76% of HSCs, but not on leukemic stem cells or blasts. FLT3 and/or CD33 expressed on tumor cells in ~95% of AML patients CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells Enrichment of EMCN+ cells in NSG mouse model 3 weeks after injecting 1:1 EMCN-/+ cells with CAR-NK cells 0 10 20 30 40 50 60 CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells % K ill in g (L eu ke m ia ) 0 5 10 15 20 25 30 35 40 45 50 CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells % K ill in g (E M C N + H SC s)

Proposed Phase 1 Study in R/R CD33+ and/or FLT3+ Malignancies With Focus on AML

DECEMBER 2022 | SENTI BIOSCIENCES

High unmet need in patients with AML

- 30.5% 5-year survival[1]
- 5 months median overall survival at relapse[2]

Proposed Phase 1 study anticipated to enroll R/R CD33+ and/or FLT3+ heme malignancies

- Modified "3+3" study design
- Received at least 1 prior treatment including targeted agents if FLT3, IDH1/2 mutation+
- 2 of 3 patients at each dose level with AML
- Disease specific expansion cohorts for AML and MDS

Planned study endpoints

- Safety, DLT, identify recommended Phase 2 dose
- Efficacy using standard ELN 2022 criteria for AML and other disease specific consensus criteria
- PK, pharmacodynamics including endomucin protection, immunogenicity

Planned Study Treatment/ Cycle


Lymphodepletion
Fludarabine
Cyclophosphamide
SENTI-202
2-3 dose levels of cells
Efficacy
Additional cycles+
Days
-5 to -3
0
7
14
28

Planned data-driven seamless Phase 1 to pivotal design

[1] Seer 2020; [2] Brandwein 2020

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SENTI-301A for GPC3 Expressing Solid Tumors

DECEMBER 2022 | SENTI BIOSCIENCES


GPC3 activating CAR
Cancer cell killing
GPC3
Persistence, activation of CAR-NK and immune cells
Calibrated release IL-15

Multi-Armed, off-the-shelf, selective CAR-NK

- ***GPC3 activating CAR*** → hepatocellular carcinoma (HCC) and other solid tumors
- ***crIL-15*** → potential for increased persistence, autocrine and paracrine immune cell activation

On track for IND in 2023

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SENTI-301A Aims to Address Unmet Needs in GPC3 Expressing Solid Tumors With a Focus on HCC

DECEMBER 2022 | SENTI BIOSCIENCES

GPC3 is a validated cancer target

- Glypican-3 (GPC3) is a membrane-bound protein normally expressed in fetal tissues such as liver and placenta.
- After birth, GPC3 is not expressed in healthy liver tissue or other human organs but is overexpressed in different tumor types, notably in HCC (70-90% GPC3+)[1] and other solid tumors (29-54%[2] GPC3+)
- Academic GPC3 CAR-T cell trials have shown promising activity but limited by CAR-T toxicities precluding multiple dosing and limited durability[3]

SENTI-301A is designed to target GPC3 expressing tumors

- Aim to address unmet need in HCC as the initial focus given the lack of targeted therapies and lack of effective immunotherapies
- Tackle multiple solid tumors with high GPC3 antigen expression via NKs multi-armed with GPC3 CAR and crIL-15


Differentiated Thyroid Cancer
Large Cell Lung Carcinoma
Squamous Cell Lung Carcinoma
Hepatocellular Carcinoma
Ovarian Clear Cell Carcinoma

Common GPC3 expressing tumors

[1] Zheng 2022, [2] Moek 2018, [3] Shi 2020

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D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 0 1 2 3 0 1 2 3 4 5 6 Tu m o r C el l A b u n d an ce Days Vehicle Unengineered NK Cells SENTI-301A CAR-NK Cells SENTI-301A Preclinical Anti-Cancer Activity and Proposed Phase 1 Study in Advanced Solid Tumors With Focus on HCC Proposed Phase 1 study anticipated to enroll an advanced metastatic GPC3 solid tumor population • Must have received standard of care • Advanced solid tumors with focus on HCC during dose finding • Disease specific expansion cohorts of advanced HCC and other solid tumors including lung cancer Planned study treatment • Multi-dose and multi-cycle following conditioning • 2-3 cell dose levels High unmet need in patients with liver cancer 20.8% 5-year survival rate1 1 Seer 2020 (liver and intrahepatic bile duct cancer combined) Group Vehicle Unengineered NK Cells SENTI-301A CAR-NK Cells Median Survival (Days) 48 49.5 93.5 Effective in vitro serial killing of HepG2 cell line Increased survival and response in HepG2 mouse model 21 0 20 40 60 80 100 0 20 40 60 80 100 120 P ro b ab ili ty o f Su rv iv al Days Post Tumor Implantation Vehicle Unengineered NK Cells SENTI-301A Cancer cells added Cancer cells added Cancer cells added

SENTI-401 for CEA Expressing Solid Tumors

DECEMBER 2022 | SENTI BIOSCIENCES


CEA activating CAR
Cancer cell killing
CEA
Protective VSIG2 inhibitory CAR
Healthy cell protection
VSIG2
CEA
Persistence, activation of CAR-NK and immune cells
Calibrated release IL-15
Sustained anti-tumor function
IL-21

Multi-Armed, off-the-shelf, selective CAR-NK

- ***CEACAM5 (CEA) activating CAR*** → colorectal cancer (CRC) and other solid tumors
- ***NOT GATE:*** inhibition by VSIG2 antigen on healthy epithelial cells → potential for improved safety, increased therapeutic window and reduced on-target, off-tumor toxicity
- ***crIL-15*** → potential for increased persistence and autocrine and paracrine immune cell activation
- ***IL-21*** → construct to further potentiate persistence and efficacy of CAR-NK cells and to stimulate endogenous immune cells

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D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 23 Robust Preclinical Activity With CEA CAR-NK Cells That Is Augmented by Multi- Arming With Both crIL-15 and IL-21 0 1 2 3 4 5 1 2 3 4 5 6 N o rm al iz ed T u m o r C el l A re a Days Vehicle CEA CAR-NK Cells CEA CAR-NK Cells + TGFβ crIL15 + IL21 CEA CAR-NK Cells + TGFβ Cancer cells added Cancer cells added Cancer cells added Sustained serial killing with CEA CAR-NK cells expressing crIL-15 and IL-21 in the presence of the immunosuppressive cytokine TGFb Arming CEA CARs with the combination of Senti’s proprietary crIL-15 and IL-21 results in improved anti-tumor activity of NK cells Vehicle crIL-15 CEA CAR-NK Cells crIL-15+IL21 CEA CAR-NK Cells Day: 7 28 60 Sacrificed 111 Sacrificed 0 20 40 60 80 100 0 20 40 60 80 100 120 140P ro b ab ili ty o f Su rv iv al Days Post Tumor Implantation Vehicle crIL-15 CEA CAR-NK Cells crIL-15+IL21 CEA CAR-NK Cells TGFb is an immunosuppressive tumor factor highly expressed in CRC, known to suppress immune activation and help tumor escape1 1 Nature 2018

D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Senti’s Approach to Select Paired Target and Protective Antigens Translates to Rapid Preclinical Proof of Principle for SENTI-401 Colorectal cancer CEACAM5 VSIG2 CEACAM5: 85-90% of CRC and 40-60% of other solid tumors including lung cancer1 VSIG2 was identified by bioinformatics using single cell RNA sequencing and validated as protective antigen with immunohistochemistry 1 Goldstein 2005 Healthy colon epithelium Decreased cell killing of VSIG2 expressing cells with addition of inhibitory CAR construct 0 10 20 30 40 50 60 70 80 90 CEA CAR-NK Cells CEA NOT VSIG2 CAR-NK Cells % T u m o r C el ls K ill ed CEA+ Cells CEA+ VSIG2+ Cells 24

Senti's Discovery Platform for Tumor-Associated Antigen and Protective Antigen to Generate Many Targets for New Logic Gated CAR-NK Candidates

DECEMBER 2022 | SENTI BIOSCIENCES


RNA expression data
Filter for cell surface expression
Tumor-Associated Antigen discovery
Expression in tumor cells
Healthy tissue expression of A
A B C
1 2 3 4 5
Potential Tumor-Associated Antigens
Tissues
Protective Antigen discovery
Expression in tumor cells
Healthy tissue expression of E
D E F
1 2 3 4 5
Potential Protective Antigens
Tissues
Curation and experimental validation

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Gene Circuits Can Vastly Expand the Universe of Cancer Targets and Tumors That Can Be Addressed With Cell Therapies

DECEMBER 2022 | SENTI BIOSCIENCES

Gene Circuit Technologies

- Logic Gating
- Multi-Arming
- Regulator Dial


OR GATE to enhance efficacy and deepen response
Multi-Arming +/- Regulator Dial to overcome immunosuppressive TME
NOT GATE enables expansion to dirty targets
Need for Healthy Cell Protection
Target
FLT3*
CD33*
CEA*
GPC3*
Approved autologous CAR-T cell therapies
CD19
BCMA
Heme Malignancies
Solid Tumors

* Senti's current CAR-NK programs

26

D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S 27 Senti’s Regulator Dial Enables On-Demand Production of crIL-12 Controlled via Multiple Distinct FDA-Approved Small Molecule Oral Drugs Dose-dependent, reversible crIL-12 controlled by GRZ in vivo Vehicle GRZ at 50 mg/kg GRZ at 100 mg/kg 1 10 100 1,000 10,000 100,000 0 mg/kg50 mg/kg100 mg/kg 0 mg/kg50 mg/kg100 mg/kg 0 mg/kg50 mg/kg100 mg/kg cr IL -1 2 ( p g /m L) Day 2 (GRZ ON) Day 9 (GRZ OFF) Day 11 (GRZ ON) DrugDrug Concentration dependent crIL-12 production CAR-NK activity suppressed by M2 macrophages → Activity restored by GRZ induced crIL-12 via Regulator Dial 0 20 40 60 80 1 G ra n zy m e B ( % ) 0.1 1.0 10.0 100.0 1,000.0 10,000.0 0 0.01 0.1 1 cr IL -1 2 p g /m L GRZ (uM) - + + + Cancer target cells - - + + M2 macrophages - - - + GRZ 0.1 1.0 10.0 100.0 1000.0 0 0.1 1 10 cr IL -1 2 p g /m L Endoxifen (uM)IL-12 is a well-known immuno- stimulatory cytokine • Increases NK and T cell activation and inhibits immunosuppressive cells such as tumor-associated macrophages • Responses noted with systemic administration of IL-121 IL-12 clinical use has been limited by toxicities • Regulator Dials control IL-12 production with FDA approved oral drugs such as grazoprevir (GRZ) and endoxifen (active metabolite of tamoxifen) • Opportunities for application across multiple solid tumor indications 1 Leonard 1997

D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Platform and Collaboration Opportunities 28

Multiple Platform Collaborations Extend Utility of Gene Circuits

DECEMBER 2022 | SENTI BIOSCIENCES

Program	Indications	Gene Circuit	Discovery	IND enabling	Phase 1	Rights
Gene Therapies for Tissue-Directed Targets						
GC-1001/GC-1002	Eye	Smart Sensor				Spark Therapeutics; Roche
GC-1003/GC-1004	CNS	Smart Sensor				Spark Therapeutics; Roche
GC-1005	Liver	Smart Sensor				Spark Therapeutics; Roche
Cell Therapies for Regenerative Medicine						
GC-1101	Regenerative Medicine	Regulator Dial				BlueRock Therapeutics; Bayer
GC-1102	Regenerative Medicine	Regulator Dial				BlueRock Therapeutics; Bayer
GC-1103	Regenerative Medicine	Smart Sensor				BlueRock Therapeutics; Bayer

29

DECEMBER 2022 | SENTI BIOSCIENCES

Two Collaborations to Develop Next Generation Cell and Gene Therapies

Spark

Collaboration for gene therapies

AAV Gene Therapy with Cell Type-Specific Smart Sensor


AAV Gene Therapy with Cell Type-Specific Smart Sensor
AAV Capsid
Senti Synthetic Promoter
Therapeutic Payload

Synthetic Promoter Performance Profile:


High payload expression in ON Target cell type
Low payload expression in OFF Target cell type(s)
Compact promoter size to accommodate therapeutic payload transgene within ~4.5 kb AAV vector

BlueRock THERAPEUTICS

Collaboration for cell therapies

Gene Circuit-Engineered "Smart" Regenerative Medicines

Example Gene Circuits


iPSC-derived
1 Disease-Specific Smart Sensor
Senti's Synthetic Promoter
Therapeutic Payload
2 Regulator Dial
OFF
Oral drug
+
ON
Therapeutic Payload

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Smart Sensor Promoters Are Designed to Address Key Challenges in Gene Therapy

DECEMBER 2022 | SENTI BIOSCIENCES

Gene Therapy Challenges	Senti's Gene Circuit Solutions	
Off-target tissue toxicity	Smart Sensor	Enhance target tissue specificity and limit off-target tissue toxicity
Sub-optimal therapeutic performance	Smart Sensor	Improve expression and increase potency

Smart Sensor Promoters enable next-generation gene therapy by:

- Enhancing specificity to target tissue(s) (and thus limiting off-target tissue toxicities) and
- Increasing strength, potentially enabling more efficacious therapies

Smart Sensor Promoter Data



>100% strength of CAG
~10,000-fold specificity
Iterative performance optimization
Constitutive control promoter
Specificity
(ratio ON:OFF target cell lines)
10^{5}
10^{4}
10^{3}
10^{2}
10^{1}
10^{0}
10^{-1}
10^{-5}
10^{-4}
10^{-3}
10^{-2}
10^{-1}
10^{0}
Strength
(fraction of CAG, an industry standard constitutive promoter)

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Senti's Gene Circuit Technology Has Broad Potential Across Modalities and Therapeutic Areas

DECEMBER 2022 | SENTI BIOSCIENCES


Gene Circuit Technology
Multi-Arming
Logic Gating
Regulator Dial
Smart Sensor
NK cells
Blood cancers
Solid tumors
T cells
Blood cancers
Solid tumors
Immunology
in vivo Gene Therapy
Blood cancers
Solid tumors
Liver diseases
Eye diseases
CNS
iPSCs
Regenerative medicine
SENTI BIO
Wholly-Owned Programs with Opportunities for Future Development
Spark THERAPEUTICS
BlueRock THERAPEUTICS
SENTI BIO
Opportunities for Future Development and Additional Partnering

32

2022 Milestones and Upcoming Value Driving Milestones

DECEMBER 2022 | SENTI BIOSCIENCES

Program	2022 Completed Milestones	2023 Anticipated Milestones
SENTI-202 *CD33 and/or FLT3* *AML, MDS and other blood cancers*	Presented key preclinical data at ASH in December 2022	File IND application in 2H 2023
SENTI-301A *GPC3* *HCC and other solid tumors*	Presented preclinical data at SITC in November 2022	File IND application in 2023
SENTI-401 *CEA* *CRC and other solid tumors*	Presented preclinical data at SITC in November 2022	Present data at key scientific conferences
Additional Programs *Other tumors*	Initiated research work on additional CAR-NK pipeline programs	Pre-clinical PoCs for additional pipeline candidates
Manufacturing	Initiated manufacturing activities and presented data at key conferences	

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D E C E M B E R 2 0 2 2 | SE N T I B IO SC IE N C E S Thank you 34